Exhibit 99.1

Supermicro Announces Settlement of Financial Accounting Investigation

SAN JOSE, Calif. -- August 25, 2020 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in enterprise computing, storage, networking solutions, and green computing technology, announced today that it has concluded a settlement with the United States Securities and Exchange Commission (SEC), fully resolving a previously disclosed investigation into the Company’s financial accounting and disclosures for fiscal years 2014-2017. Supermicro has already corrected for the effects of these matters in financial statements filed with the SEC, including in its Annual Report, filed on May 17, 2019, on Form 10-K for the fiscal year ended June 30, 2017. No further corrections are required.

Under the terms of the consent settlement, the Company will pay a $17.5 million civil penalty, which was fully reserved for and previously disclosed in the Company’s Form 10-Q for the quarter ended March 31, 2020, and the Company agrees to cease and desist from committing future violations. Charles Liang, Supermicro’s Chairman and Chief Executive Officer, will also reimburse the Company for $2,122,000 pursuant to the claw-back provisions of the Sarbanes-Oxley Act of 2002.

In settling this matter, the SEC acknowledged Supermicro’s cooperation during the investigation and its remedial efforts, including substantial improvements to its internal controls, and reorganizing and enhancing its management team.

The Company’s Board of Directors and management are committed to maintaining strong internal financial controls, and adhering to best practices for compliance and corporate governance.
“We are pleased to have settled this matter and put this investigation behind us," said Charles Liang, Chairman and Chief Executive Officer. "Supermicro is committed to conducting our business ethically and transparently. We fell short of our standards, and we have implemented numerous remedial actions and internal control enhancements to prevent such errors from recurring. Our strengthened financial accounting and management team will help us continue building value for shareholders and customers as we innovate in high-performance, high-efficiency server and cloud technology.”
About Super Micro Computer, Inc.

Supermicro (Nasdaq:SMCI), the leading innovator in high-performance, high-efficiency server and storage technology is a premier provider of advanced server Building Block Solutions® for Enterprise Data Center, Cloud Computing, Artificial Intelligence, and Edge Computing Systems worldwide. Supermicro is committed to protecting the environment through its “We Keep IT Green®” initiative and provides customers with the most energy-efficient, environmentally-friendly solutions available on the market.

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names and trademarks are the property of their respective owners.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, maintaining strong internal financial controls, and adhering to best practices for compliance and corporate governance. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business and adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2019 and our Quarterly Report on Form 10-Q for our quarterly period ended March 31, 2020.

SMCI-F

Investor Relations Contact:

James Kisner
Vice President, Investor Relations
(669) 284-1259
email: ir@supermicro.com